UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of earliest event reported
                               September 28, 2006

                        ---------------------------------


                         ANADARKO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       1-8968                  76-0146568
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                             1201 Lake Robbins Drive
                         The Woodlands, Texas 77380-1046
           (Address of principal executive offices including Zip Code)


                                 (832) 636-1000
                        ---------------------------------
              (Registrant's telephone number, including area code)


                                      N.A.
                        ---------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.

     On September 28, 2006, Anadarko Petroleum Corporation (the "Company") confirmed that the deadline to consummate the previously announced sale of Bear Head LNG Corporation, a wholly owned subsidiary that is developing a liquefied natural gas (LNG) receiving terminal at Point Tupper, Nova Scotia (the "Bear Head LNG Facility"), has expired. The Company is considering its strategic options with respect to the Bear Head LNG Facility and will convey any information related to such facility at the appropriate time.

     The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANADARKO PETROLEUM CORPORATION
                                           (Registrant)

Dated: September 28, 2006
                                           By: /s/ Bruce W. Busmire
                                               ---------------------------------
                                               Bruce W. Busmire, Vice President,
                                               Chief Accounting Officer